Exhibit 99.1

Vireo Growth Inc. Announces Fourth Quarter 2025 Results

Q4 GAAP revenue of $104.5 million increased 317.7% year-over-year, driven by recently closed M&A transactions

On a pro forma basis, Q4 same store sales increased 22% year-over-year and wholesale revenue increased 55% year-over-year; excluding Minnesota, same store sales increased 11.3% year-over-year

Announced the pending acquisitions of Eaze, Schwazze, and PharmaCann retail assets in Colorado, and MOU for the acquisition of Hawthorne, all of which are expected to close in the first half of 2026

Company closed Q4 with $122.5 million in cash; expects to remain acquisitive

MINNEAPOLIS – March 17, 2026 – Vireo Growth Inc. (“Vireo” or the “Company”) (CSE: VREO; OTCQX: VREOF), today reported financial results for its fourth fiscal quarter ended December 31, 2025. Key financial results are presented below in summary form with supporting commentary and discussion from management of certain key operating metrics which the Company uses to judge its performance. All currency figures referenced herein are denominated in U.S. dollars.

Year-over-Year Performance Summary

	Three Months Ended
US $ in millions	December 31,
	2025	2024	Variance
GAAP Revenue	$104.5	$25.0	317.7%
GAAP Gross Profit	$56.9	$12.7	348.0%
Gross Profit Margin	54.4%	50.6%	380 bps
Adjusted Gross Profit(1)	$58.8	$12.8	359.4%
Adjusted Gross Profit Margin(1)	56.3%	51.2%	510 bps
Adjusted EBITDA (non-GAAP)(3)	$29.5	$6.6	347.0%
Adjusted EBITDA Margin(3)	28.2%	26.4%	180 bps

	Three Months Ended
US $ in millions	December 31,
	2025	2024	Variance
Pro Forma Revenue(2)	$104.5	$82.9	26.1%
Pro Forma Adjusted EBITDA(3)(2)	$29.5	$22.7	30.0%
Pro Forma Adjusted EBITDA Margin(3)(2)	28.2%	27.4%	80 bps

1Non-GAAP measure. Excludes fair value adjustments and non-cash product costs.

2Pro forma results give effect to the mergers of Deep Roots, Proper, and Wholesome (the “Mergers”) as if they were completed on October 1, 2024. Pro forma information has been presented for informational purposes only and is not necessarily indicative of the Company’s past results of operations, nor is it indicative of the future operating results of the Company and should not be considered a substitute for the financial information presented in accordance with GAAP.

3Non-GAAP measure. See Supplemental Information and Reconciliation of Non-GAAP Financial Measures.

Sequential Performance Summary

US $ in millions	Three Months Ended
	December 31, 2025	September 30, 2025	Variance
GAAP Revenue	$104.5	$91.7	14.0%
GAAP Gross Profit	$56.9	$37.4	52.1%
Gross Profit Margin	54.4%	40.8%	1,360 bps
Adjusted Gross Profit(1)	$58.8	$50.8	15.7%
Adjusted Gross Profit Margin(1)	56.3%	55.4%	90 bps
Adjusted EBITDA (non-GAAP)(2)	$29.5	$25.4	16.1%
Adjusted EBITDA Margin(2)	28.2%	27.7%	50 bps

1Non-GAAP measure. Excludes fair value adjustments and non-cash product costs.

2Non-GAAP measure. See Supplemental Information and Reconciliation of Non-GAAP Financial Measures.

Management Commentary

Chief Executive Officer John Mazarakis commented, “Fourth quarter performance remained in line with our expectations and reflected pro forma same store sales growth excluding Minnesota of 11.3% and wholesale growth of 55% over the prior year quarter. As we begin the new year, we will continue optimizing all areas of our business while remaining opportunistic with respect to further acquisition related growth opportunities.”

Recent Developments

On December 16, 2025, the Company entered into an asset purchase agreement through a wholly owned subsidiary to acquire certain assets and properties used in cannabis dispensaries operated in the State of Colorado owned by PharmaCann Inc. (“PharmaCann”). Under the terms of the agreement, the Company expects to issue subordinate voting shares with an estimated value of $49,000,000 and assume certain liabilities as consideration for the acquired assets. The share consideration is subject to certain adjustments.

On December 22, 2025, the Company entered into an agreement and plan of merger to acquire Eaze Inc. (“Eaze”) in a business combination transaction. Pursuant to the agreement, following the closing of the transaction, the Company expects to issue subordinate voting shares as consideration for all of the issued and outstanding equity interests of Eaze. The estimated closing consideration is approximately $47,000,000, subject to customary post-closing adjustments. The merger agreement also provides for potential earnout consideration payable in the Company’s subordinate voting shares based on Eaze’s future financial performance, subject to contractual limitations.

On January 15, 2026, the Company entered into a nonbinding Memorandum of Understanding (“MOU”) with ScottsMiracle-Gro related to the potential acquisition of The Hawthorne Gardening Company LLC (“Hawthorne”).

At the end of the fourth quarter, the Company had completed the integration of its recent acquisitions of Deep Roots, Proper, and Wholesome, including streamlined accounting, finance, human resources, insurance, and procurement operations, as well as the implementation of a new Enterprise Resource Planning system across the organization. The Company has already realized corporate overhead synergies as a result.

Balance Sheet and Liquidity

As of December 31, 2025, total current assets excluding the notes receivable of Medicine Man Technologies Inc. (dba Schwazze) (“Schwazze”), assets held for sale, and income taxes receivable were $204.1 million, including cash on hand of $122.5 million. Total current liabilities excluding uncertain tax liabilities were $71.6 million. As of December 31, 2025, the Company had a total of 1,177,624,278 subordinate voting shares outstanding on the treasury method basis using a share price of $0.60.

Conference Call and Webcast Information

Vireo management will host a conference call with research analysts today, March 17, 2026, at 8:00 a.m. ET (7:00 a.m. CT) to discuss its financial results for its fourth quarter ended December 31, 2025. Interested parties may attend the conference call by dialing 1-800-715-9871 (Toll-Free) (US and Canada) or 1-646-307-1963 (Toll) (International) and referencing conference ID number 9471311.

A live audio webcast of this event will also be available in the Events & Presentations section of the Company’s Investor Relations website and via the following link:

https://events.q4inc.com/attendee/171708452.

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Additional Information

Additional information relating to the Company’s fourth quarter 2025 results will be available on EDGAR and SEDAR+ later today. Vireo refers to certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Profit Margin in circumstances in which the Company believes that doing so provides additional perspective and insights when analyzing the core operating performance of the business. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures including a reconciliation of each measure to the most directly comparable GAAP financial measure.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the Company’s future M&A strategy and optimization of all areas of the Company’s business; the Company’s expectations around its pending transactions with PharmaCann, Schwazze and Eaze; and expectations around the proposed transaction involving Hawthorne. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the fact that the MOU with ScottsMiracle-Gro is non-binding and there can be no assurance that the parties will enter into a definitive agreement; risks related to management's ability to negotiate a definitive agreement with ScottsMiracle-Gro on acceptable terms or at all; risks related to receipt of necessary regulatory and third-party approvals for completion of the Company’s pending and proposed transactions; risks and uncertainties associated with the pending transactions with Schwazze, PharmaCann, and Eaze and the proposed transaction with ScottsMiracle-Gro, some of which are beyond the Company’s control; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the pending transactions with Schwazze, PharmaCann and Eaze and proposed transaction with ScottsMiracle-Gro; the effects of the pending transactions with Schwazze, PharmaCann, and Eaze and proposed transaction with ScottsMiracle-Gro on the Company and the interests of various constituents; subject to the successful outcome of the pending transactions with Schwazze, PharmaCann, and Eaze and proposed transaction with ScottsMiracle-Gro, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; the Company’s ability to dispose of its assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

VIREO GROWTH INC.

STATE-BY-STATE REVENUE PERFORMANCE

THREE MONTHS ENDED DECEMBER 31, 2025, 2024 PRO FORMA, AND 2024

	Three Months Ended
	December 31,
	2025	2024 (pro forma)[1]	$ Change	% Change
Retail:
MN	$18,863,457	$11,221,254	$7,642,203	68%
NY	923,579	1,307,983	(384,404)	(29)%
MD	6,925,872	6,846,072	79,800	1%
UT	12,008,798	10,676,764	1,332,034	12%
NV	27,930,111	23,785,577	4,144,534	17%
MO	21,323,106	18,328,070	2,995,036	16%
Total Retail	$87,974,923	$72,165,720	$15,809,203	22%

Wholesale:
MN	$98,993	133,606	(34,613)	(26)%
NY	6,838,607	1,499,647	5,338,960	356%
MD	3,496,948	4,014,754	(517,806)	(13)%
UT	2,021,769	1,644,832	376,937	23%
NV	53,845	350,631	(296,786)	(85)%
MO	4,025,377	3,045,323	980,054	32%
Total Wholesale	$16,535,539	$10,688,793	$5,846,746	55%

Total Revenue	$104,510,462	$82,854,513	$21,655,949	26%

1Pro forma results give effect to the Mergers as if they were completed on October 1, 2024. Pro forma information has been presented for informational purposes only and is not necessarily indicative of the Company’s past results of operations, nor is it indicative of the future operating results of the Company and should not be considered a substitute for the financial information presented in accordance with GAAP.

	Three Months Ended
	December 31,
	2025	2024	$ Change	% Change
Retail:
MN	$18,863,457	$11,221,254	$7,642,203	68%
NY	923,579	1,307,983	(384,404)	(29)%
MD	6,925,872	6,846,072	79,800	1%
UT	12,008,798	—	12,008,798	100%
NV	27,930,111	—	27,930,111	100%
MO	21,323,106	—	21,323,106	100%
Total Retail	$87,974,923	$19,375,309	$68,599,614	354%

Wholesale:
MN	$98,993	133,606	(34,613)	(26)%
NY	6,838,607	1,499,647	5,338,960	356%
MD	3,496,948	4,014,754	(517,806)	(13)%
UT	2,021,769	—	2,021,769	100%
NV	53,845	—	53,845	100%
MO	4,025,377	—	4,025,377	100%
Total Wholesale	$16,535,539	$5,648,007	$10,887,532	193%

Total Revenue	$104,510,462	$25,023,316	$79,487,146	318%

Supplemental Information and Reconciliation of Non-GAAP Financial Measures

Vireo management occasionally elects to provide certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, and Adjusted Operating Income Margin. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, and Adjusted Operating Income Margin are non-GAAP measures and do not have standardized definitions under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

We have included this information as management believes certain investors use this information to evaluate our performance in comparison to other cannabis companies. The table below provides a reconciliation of net loss to EBITDA and to Adjusted EBITDA.

	Three Months Ended
	December 31,
	2025	2024	2024 (pro-forma)[1]
Net income (loss)	$(20,372,228)	$(15,701,281)	$(20,841,392)
Interest expense, net	8,100,800	7,584,099	9,655,466
Income taxes	8,327,000	4,343,000	11,660,843
Depreciation & Amortization	13,643,376	249,964	2,944,346
Depreciation and amortization included in cost of sales	1,628,983	590,433	398,370
EBITDA (non-GAAP)	$11,327,931	$(2,933,785)	$3,817,633
Non-cash inventory adjustments	1,911,502	164,000	1,083,134
Stock-based compensation	9,045,515	2,203,634	6,768,568
Change in the fair value of contingent consideration	9,617,000	—	—
Transaction related expenses	4,430,409	4,227,497	6,173,438
Other expense (income)	(9,515,623)	2,932,632	3,328,341
Loss on impairment	2,600,000	—	—
Severance expense	35,850	—	—
Loss on disposal of assets	23,482	—	1,496,053
Adjusted EBITDA (non-GAAP)	$29,476,066	$6,593,978	$22,667,167

1Pro forma results give effect to the Mergers of Deep Roots, Proper, and Wholesome as if they were completed on October 1, 2024. Pro forma information has been presented for informational purposes only and is not necessarily indicative of the Company’s past results of operations, nor is it indicative of the future operating results of the Company and should not be considered a substitute for the financial information presented in accordance with GAAP

The financial information reported in this news release is based on the audited statements for the years ended December 31, 2025, and 2024, and the unaudited financial statements for the fourth quarters ended December 31, 2025 and 2024. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s audited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s audited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

VIREO GROWTH INC.

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2025 AND 2024

(Amounts Expressed in United States Dollars, Audited and Condensed)

	December 31,	December 31,
	2025	2024
Assets
Current assets:
Cash	$102,229,759	$91,604,970
Restricted Cash	20,265,212	—
Marketable Securities	1,020,243	—
Accounts receivable, net of credit losses of $1,266,965 and $244,264, respectively	13,761,917	4,590,351
Income tax receivable	22,756,544	12,027,472
Inventory	59,969,928	21,666,364
Prepayments and other current assets	3,896,577	1,650,977
Warrants held	1,684,691	2,270,964
Notes receivable	79,226,015	—
Assets held for sale	300,000	96,560,052
Total current assets	305,110,886	230,371,150
Property and equipment, net	217,505,538	32,311,762
Operating lease, right-of-use asset	53,368,204	7,859,434
Intangible assets, net	117,471,678	7,899,328
Goodwill	87,534,561	—
Investments	6,000,000	—
Deposits	4,390,559	421,244
Indemnified tax assets	25,772,866	—
Total assets	$817,154,292	$278,862,918
Liabilities
Current liabilities
Accounts payable and accrued liabilities	$50,254,506	$10,456,036
Convertible debt, current portion	1,300,000	—
Long-term debt, current portion	16,290,000	900,000
Right of use liability, current	3,556,576	1,400,015
Uncertain tax liability	119,954,000	33,324,000
Derivative liability	172,811	—
Liabilities held for sale	—	89,387,203
Total current liabilities	191,527,893	135,467,254
Right-of-use liability	146,308,253	16,494,439
Long-term debt, net	127,644,855	61,438,046
Convertible debt, net	8,600,000	9,862,378
Contingent consideration	24,448,000	—
Deferred tax liabilities	10,217,000	—
Other long-term liabilities	983,299	37,278
Total liabilities	509,729,300	223,299,395

Commitments and contingencies

Stockholders’ equity
Subordinate Voting Shares ($- par value, unlimited shares authorized; 1,057,131,571 shares issued and outstanding at December 31, 2025 and 337,512,681 at December 31, 2024)	—	—
Multiple Voting Shares ($- par value, unlimited shares authorized; 233,192 shares issued and outstanding at December 31, 2025 and 285,371 at December 31, 2024)	—	—
Additional paid in capital	606,974,461	286,999,084
Accumulated deficit	(299,549,469)	(231,435,561)
Total stockholders' equity	$307,424,992	$55,563,523
Total liabilities and stockholders' equity	$817,154,292	$278,862,918

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2025 AND 2024

(Amounts Expressed in United States Dollars, Audited and Condensed)

	Unaudited Three Months Ended December 31,		Audited Year Ended December 31,
	2025	2024	2025	2024
Revenue	$104,510,462	$25,023,316	$268,769,268	$99,384,221
Cost of sales
Product costs	45,716,741	12,207,339	122,009,304	48,319,204
Non-cash product costs	1,255,533	—	17,805,282	—
Inventory valuation adjustments	655,969	164,000	1,859,305	294,000
Gross profit	56,882,219	12,651,977	127,095,377	50,771,017
Operating expenses:
Selling, general and administrative expenses	31,577,357	6,812,432	81,186,632	28,063,050
Transaction related expenses	4,430,409	4,227,497	11,208,273	4,504,001
Stock-based compensation expenses	9,045,515	2,203,634	18,663,707	3,627,774
Depreciation	10,320,310	69,931	11,337,597	292,694
Amortization	3,323,066	180,033	5,747,651	720,134
Total operating expenses	58,696,657	13,493,527	128,143,860	37,207,653

Income (loss) from operations	(1,814,438)	(841,550)	(1,048,483)	13,563,364

Other income (expense):
Interest expenses, net	(4,502,233)	(4,016,462)	(15,905,534)	(16,966,678)
Interest expense on finance lease liabilities - Minnesota & New York	(3,598,567)	(3,567,637)	(14,348,831)	(14,222,167)
Impairment of long-lived assets	(2,600,000)	—	(2,600,000)	—
Gain (loss) on disposal of assets and debt	(23,482)	—	(7,866,997)	(218,327)
Gain (loss) on change in the fair value of contingent consideration	(9,617,000)	—	(9,617,000)	—
Derivative gain (loss)	(172,811)	—	(172,811)	—
Other income (expenses)	10,283,303	(2,932,632)	11,648,748	949,299
Other income (expenses), net	(10,230,790)	(10,516,731)	(38,862,425)	(30,457,873)

Loss before income taxes	(12,045,228)	(11,358,281)	(39,910,908)	(16,894,509)

Deferred income tax recoveries (expenses)	13,406,000	—	13,406,000	—
Current income tax expenses	(21,733,000)	(4,343,000)	(41,609,000)	(11,113,000)
Net loss and comprehensive loss	(20,372,228)	(15,701,281)	(68,113,908)	(28,007,509)
Net loss per share - basic and diluted	$(0.02)	$(0.07)	$(0.09)	$(0.16)
Weighted average shares used in computation of net loss per share - basic and diluted	1,052,500,109	232,645,863	734,738,785	180,391,815

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER, 2025 AND 2024

(Amounts Expressed in United States Dollars, Audited and Condensed)

	Year Ended December 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(68,113,908)	$(28,007,509)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash amortization of inventory step up included in product costs	17,805,282	—
Inventory valuation adjustments	1,859,305	294,000
Depreciation	11,337,597	292,694
Depreciation capitalized into inventory	4,771,998	2,244,087
Non-cash operating lease expense	2,440,134	439,664
Amortization of intangible assets	5,747,651	720,134
Amortization of intangible assets capitalized into inventory	99,116	99,116
Stock-based payments	12,946,707	3,537,774
Warrants held	586,273	(333,612)
Derivative (gain) loss	172,811	—
Loss on extinguishment of debt	4,911,988	—
Loss on impairment of long-lived assets	2,600,000	—
Interest Expense	3,908,763	4,794,018
Bad debt expense	605,443	237,873
Accretion of interest on right-of-use finance lease liabilities	575,677	221,010
(Gain) loss on change in the fair value of contingent consideration	9,617,000	—
Non-cash gain on legal settlement	(8,172,587)	—
Loss (gain) on disposal of assets	(771,738)	121,756
Change in operating assets and liabilities:
Accounts Receivable	(6,063,868)	(1,030,224)
Prepaid expenses	222,735	(164,564)
Inventory	(8,704,956)	(2,391,818)
Purchase of marketable securities	(1,020,243)	—
Income taxes	8,111,049	250,646
Deferred income tax expense (benefit)	(13,406,000)	—
Uncertain tax position liabilities	33,477,000	10,968,000
Accounts payable and accrued liabilities	(8,716,947)	2,403,710
Changes in operating lease liabilities	(3,114,791)	(277,851)
Change in assets and liabilities held for sale	—	(4,653,454)
Net cash provided by (used in) operating activities	3,711,491	(10,234,550)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment	(28,324,056)	(11,694,966)
Proceeds from note receivable	—	3,600,000
Acquisition of WholesomeCo, Inc., net of cash paid	7,025,811	—
Acquisition of Deep Roots Holdings, Inc., net of cash paid	19,382,757	—
Acquisition of Proper Holdings Management, Inc., net of cash paid	12,951,202	—
Capitalized software development costs	(1,492,617)	—
Proceeds from sale of assets held for sale	250,000	—
Deposits	(1,033,646)	(37,600)
Net cash provided by (used in) investing activities	8,759,451	(8,132,566)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	146,039,514	4,668,730
Proceeds from convertible debt, net of issuance costs	—	9,854,283
Proceeds from issuance of shares	—	80,828,687
Proceeds from warrant exercises	38,516	69,663
Proceeds from option exercises	121,721	16,500
Debt principal payments	(127,780,692)	(1,234,000)
Lease principal payments	—	(196,442)
Net cash provided by (used in) financing activities	18,419,059	94,007,421

Net change in cash	30,890,001	75,640,305

Cash and restricted cash, beginning of period	91,604,970	15,964,665

Cash and restricted cash, end of period	$122,494,971	$91,604,970